UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CHINOOK THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

As previously disclosed, on June 11, 2023, Chinook Therapeutics, Inc., a Delaware corporation (“Chinook” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Novartis AG, a company organized under the laws of Switzerland (“Parent” or “Novartis”), and Cherry Merger Sub Inc., a Delaware corporation and an indirect wholly owned subsidiary of Novartis (“Merger Sub”), pursuant to which, and on the terms and subject to the conditions thereof, Merger Sub will merge with and into the Company, with the Company surviving as an indirect wholly owned subsidiary of Novartis (the “Merger”).

Regulatory

The Hart-Scott-Rodino Antitrust Improvements Act waiting period applicable to the Merger expired at 11:59 p.m. Eastern Time on July 31, 2023. The Merger remains subject to other closing conditions, including, among others, the adoption of the Merger Agreement by the Company’s stockholders. As previously disclosed, the special stockholder meeting to obtain stockholder approval in connection with the proposed Merger has been scheduled to be held via live webcast at 10:00 a.m. Pacific Time on August 2, 2023.

Forward-Looking Statements

In addition to historical information, this communication contains forward-looking statements within the meaning of applicable securities law, including statements regarding the expected timing, completion and effects of the proposed merger. In addition, when used in this communication, the words “will,” “expects,” “could,” “would,” “may,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “targets,” “estimates,” “looks for,” “looks to,” “continues” and similar expressions, as well as statements regarding our focus for the future, are generally intended to identify forward-looking statements. Each of the forward-looking statements we make in this communication involves risks and uncertainties that could cause actual results to differ materially from these forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to: expected revenues, cost savings, synergies and other benefits from the proposed merger might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to employee retention, might be greater than expected; the requisite approval of Chinook stockholders may be delayed or may not be obtained, the other closing conditions to the proposed merger may be delayed or may not be obtained, or the merger agreement may be terminated; business disruption may occur following or in connection with the proposed merger; Novartis or Chinook’s businesses may experience disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, other business partners or governmental entities; the milestones for the proposed contingent value rights may not be achieved; the possibility that the proposed merger is more expensive to complete than anticipated, including as a result of unexpected factors or events; and diversion of management’s attention from ongoing business operations and opportunities as a result of the proposed merger or otherwise. Additional factors that may affect the future results of Novartis and Chinook are set forth in their respective filings with the U.S. Securities and Exchange Commission (the “SEC”), including in the Definitive Proxy Statement of Chinook relating to the proposed merger filed on July 10, 2023, as amended by the definitive additional materials filed with the SEC on July 26, 2023, the most recently filed annual report of Novartis on Form 20-F, subsequently filed Current Reports on Form 6-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov, and Chinook’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. The risks described in this communication and in Novartis and Chinook’s filings with the SEC should be carefully reviewed. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date they are made. Novartis and Chinook undertake no obligation to publicly release any revisions to the forward-looking statements or reflect events or circumstances after the date of this communication, except as required by law.

Additional Information and Where to Find It

In connection with the proposed merger between Novartis and Chinook, Chinook filed the Definitive Proxy Statement with the SEC on July 10, 2023, and filed definitive additional materials with the SEC on July 26, 2023. The Definitive Proxy Statement and proxy card has been delivered to the stockholders of Chinook in advance of the special meeting relating to the proposed merger. CHINOOK’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND DEFINITIVE ADDITIONAL MATERIALS IN THEIR ENTIRETY AND ANY OTHER DOCUMENTS FILED BY EACH OF NOVARTIS AND CHINOOK WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders are able to obtain a free copy of the Definitive Proxy Statement, definitive additional materials and such other documents containing important information about Novartis and Chinook through the website maintained by the SEC at www.sec.gov. Novartis and Chinook make available free of charge at the Novartis website and Chinook’s website, respectively (in the “Investors” section), copies of materials they file with, or furnish to, the SEC. The contents of the websites referenced above are not deemed to be incorporated by reference into the Definitive Proxy Statement.

Participants in the Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Novartis, Chinook and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of Chinook in connection with the proposed merger. Information regarding the special interests of these directors and executive officers in the proposed merger is included in the Definitive Proxy Statement referred to above. Security holders may also obtain information regarding the names, affiliations and interests of the Novartis directors and executive officers in the Novartis Annual Report on Form 20-F and Form 20-F/A for the fiscal year ended December 31, 2022, which were filed with the SEC on February 1, 2023, and May 15, 2023, respectively. Security holders may obtain information regarding the names, affiliations and interests of Chinook’s directors and executive officers in Chinook’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 27, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on April 28, 2023. To the extent the holdings of Chinook’s securities by Chinook’s directors and executive officers have changed since the amounts set forth in Chinook’s definitive proxy statement for its 2023 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed merger is included in the Definitive Proxy Statement relating to the proposed merger, which was filed with the SEC on July 10, 2023, as amended by the definitive additional materials filed with the SEC on July 26, 2023. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, the Novartis website at https://www.novartis.com and Chinook’s website at https://www.chinooktx.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the Definitive Proxy Statement.